SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    April 13, 1999
                                                        -----------------

                                 SUSSEX BANCORP
             (Exact name of registrant as specified in its charter)

           New Jersey               0-29030                      22-3475473
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


             399 Route 23
         Franklin, New Jersey                                07416
         --------------------                                -----
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (973) 827-2914

Item 5.  Other events.

         The Registrant issued a press release on April 13, 1999 announcing its first quarter 1999 results.


Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.            Description

              99 Press release announcing first quarter profits for 1999.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUSSEX BANCORP
                                            --------------
                                            (Registrant)




Dated: April 13, 1999                       By: /s/ Candace A. Leatham
                                                ---------------------------
                                                    CANDACE A. LEATHAM
                                                    Chief Financial Officer



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
                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

       99         Press release announcing first quarter               5
                  profits for 1999.





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